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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                February 27, 2004
                                -----------------
                      (Date of the earliest event reported)



                             Simulations Plus, Inc.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


          California                     0-21665                95-4595609
          ----------                     -------                ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
       of incorporation)                                     Identification No.)

                 1220 West Avenue J, Lancaster, California 93534
                 -----------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (661) 723-7723
                                 --------------
               Registrant's telephone number, including area code



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ITEM 5. OTHER EVENTS.

         On February 27, 2004, Simulations Plus, Inc., a California corporation (the "Company") issued a press release announcing that a global pharmaceutical company has signed a multi-year global software license agreement.



ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K.

(a) Exhibits

         99.1     Press release dated February 27, 2004






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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     SIMULATIONS PLUS, INC.



Dated: February 27, 2004                             By: /s/ Momoko Beran
                                                        ------------------------
                                                        Momoko A. Beran
                                                        Chief Financial Officer





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                                 EXHIBITS INDEX
                                 --------------



             Exhibit Number                        Description
             --------------                        -----------

                  99.1                  Press release, dated February 27, 2004








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